UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THERMOGENESIS HOLDINGS, INC. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ThermoGenesis Holdings, Inc.
2711 Citrus Road
Rancho Cordova, CA 95742

Telephone (916) 858-5100

LETTER TO STOCKHOLDERS OF THERMOGENESIS HOLDINGS, INC.

To the Stockholders of ThermoGenesis Holdings, Inc.:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of ThermoGenesis Holdings, Inc. (the “Company” or “ThermoGenesis”), a Delaware corporation, to be held at ThermoGenesis Holdings, Inc. corporate headquarters located at 2711 Citrus Rd., Rancho Cordova, CA 95742, on Thursday, February 23, 2023 at 9:00 a.m. (PT). The formal meeting notice and proxy statement for the Special Meeting are attached.

The Special Meeting is for the following purposes:

1.

To approve pursuant to NASDAQ Listing Rule 5635(d), the issuance of up to 326,171 shares of our common stock upon the exercise of our common warrants issued to investors in our public offering that closed on October 28, 2022 (“October 2022 Offering”) that may be equal to or exceed 20% of our common stock outstanding before the October 2022 Offering. We refer to this proposal as the “Warrant Exercise Proposal” or “Proposal 1.”

2.

To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal. We refer to this as the “Adjournment Proposal” or “Proposal 2.”

Please review the proxy statement and accompanying notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting. Please review the proxy card, or the “Questions and Answers About the Special Meeting and Procedural Matters” section of the proxy statement for more information on how to vote your shares.

The Board of Directors of the Company has fixed the close of business on January 3, 2023 as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

By Order of the Board of Directors

/s/ Mr. Jeffery Cauble

Corporate Secretary

This proxy statement is dated January 13, 2023.
and is being mailed with the form of proxy on or shortly after January 13, 2023.

YOUR VOTE IS IMPORTANT

EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE REQUEST THAT YOU VOTE BY SUBMITTING YOUR PROXY AS EARLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING IF FOR ANY REASON YOU ARE UNABLE TO ATTEND. IF YOU DO ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

ThermoGenesis Holdings, Inc.
2711 Citrus Road
Rancho Cordova, CA 95742

Telephone (916) 858-5100

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 23, 2023

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of ThermoGenesis Holdings, Inc. (the “Company” or “ThermoGenesis”), a Delaware corporation, will be held at ThermoGenesis Holdings, Inc. corporate headquarters located at 2711 Citrus Rd., Rancho Cordova, CA 95742, on Thursday, February 23, 2023 at 9:00 a.m. (PT) for the following purposes:

1.

To approve pursuant to NASDAQ Listing Rule 5635(d), the issuance of up to 326,171 shares of our common stock upon the exercise of our common warrants issued to investors in our public offering that closed on October 28, 2022 (“October 2022 Offering”) that may be equal to or exceed 20% of our common stock outstanding before the October 2022 Offering. We refer to this proposal as the “Warrant Exercise Proposal” or “Proposal 1.”

2.

To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal. We refer to this as the “Adjournment Proposal” or “Proposal 2.”

This proxy statement contains important information about the Special Meeting. Please review the proxy statement for a more complete statement of matters to be considered at the Special Meeting. Please review the proxy card, or the “Questions and Answers About the Special Meeting and Procedural Matters” section of the proxy statement for more information on how to vote your shares.

The Board of Directors of the Company has fixed the close of business on January 3, 2023 as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

This proxy statement is dated January 13, 2023, and is first being mailed to stockholders on or about January 13, 2023.

By Order of the Board of Directors

/s/ Mr. Jeffery Cauble

Corporate Secretary

January 13, 2023
Rancho Cordova, California

YOUR VOTE IS IMPORTANT

EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE REQUEST THAT YOU VOTE BY SUBMITTING YOUR PROXY AS EARLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING IF FOR ANY REASON YOU ARE UNABLE TO ATTEND. IF YOU DO ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

ThermoGenesis Holdings, Inc.
2711 Citrus Road
Rancho Cordova, CA 95742

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on February 23, 2023

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
AND PROCEDURAL MATTERS

Why did I receive this proxy statement?

This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ThermoGenesis Holdings, Inc. (the “Company” or “ThermoGenesis”) for use at the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on Thursday, February 23, 2023 and any adjournment or postponement thereof. The Special Meeting will be held at ThermoGenesis Holdings, Inc. corporate headquarters, located at 2711 Citrus Rd., Rancho Cordova, CA 95742 on Thursday, February 23, 2023, at 9:00 a.m. (PT), for the purpose of considering and acting on the matters set forth in this proxy statement.

This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

What proposals will be voted on at the Special Meeting?

ThermoGenesis stockholders are being asked to vote on the following matters at the Special Meeting:

1.	To approve, pursuant to NASDAQ Listing Rule 5635(d), the issuance of up to 326,171 shares of our common stock upon the exercise of our common warrants issued to investors in our public offering that closed on October 28, 2022 (“October 2022 Offering”) that may be equal to or exceed 20% of our common stock outstanding before the October 2022 Offering. We refer to this proposal as the “Warrant Exercise Proposal” or “Proposal 1.”
2.

To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal. We refer to this as the “Adjournment Proposal” or “Proposal 2.”

Who is entitled to vote at the Special Meeting?

The Board set January 3, 2023 as the record date for the Special Meeting. If you owned ThermoGenesis Common Stock, $0.001 par value (“Common Stock”), at the close of business on January 3, 2023, you may attend and vote at the meeting. By using a proxy, you may vote whether or not you attend the meeting, as described below. As of January 3, 2023, there were 1,037,138 shares of ThermoGenesis Common Stock outstanding.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with ThermoGenesis’ transfer agent, Computershare Investor Services LLC, you are considered the “stockholder of record” with respect to those shares, and the proxy statement and the accompanying materials have been sent directly to you by ThermoGenesis.

Some ThermoGenesis stockholders hold their shares through a broker, bank or other nominee, rather than directly in their own names. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of those shares held in street name, and the proxy statement and accompanying materials have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.

How many votes do I have?

You are entitled to one vote for each share of ThermoGenesis Common Stock you owned at the close of business on the record date.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one set of voting materials. Please vote by telephone or the Internet with respect to each set of voting materials that you receive.

How can I vote my shares in person at the Special Meeting?

If you are the stockholder of record of shares of ThermoGenesis Common Stock, you have the right to vote in person at the Special Meeting with respect to those shares.

If you are the beneficial owner of shares of ThermoGenesis Common Stock, you are invited to attend the Special Meeting. However, if you are not the stockholder of record, you may not vote these shares in person at the Special Meeting, unless you obtain a legal proxy from your broker, bank or nominee giving you the right to vote the shares at the Special Meeting.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy card or voting instructions as described in the next Q&A so that your vote will be counted if you later decide not to attend the Special Meeting.

How can I vote my shares without attending the Special Meeting?

If you are the stockholder of record, you may instruct the proxy holders how to vote your shares by completing, signing, dating and returning a requested proxy card in the provided, postage pre-paid envelope or by using the Internet voting site or the toll-free telephone number listed on the proxy card. Specific instructions for using the Internet and telephone voting systems are included in proxy card (and repeated in the box below). The Internet and telephone voting systems for stockholders of record will be available until 1:00 a.m., Central Time, on February 23, 2023 (the morning of the Special Meeting).

If you are the beneficial owner of shares of ThermoGenesis Common Stock held in street name, you have the right to direct your broker, bank or nominee on how to vote your shares. Enclosed is a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Specific voting instructions for Internet and website voting are as follows:

VOTE BY INTERNET

Shares Held of Record:

www.envisionreports.com/THMO

Shares Held Through Broker, Bank or Nominee:

Internet: www.proxyvote.com

24 hours a day/7 days a week

Through 1:00 am Central Time, February 23, 2023

INSTRUCTIONS:

Read this Proxy Statement and accompanying materials.

Go to the applicable website listed above.

Have your proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

VOTE BY TELEPHONE

Shares Held of Record:

1-800-652-VOTE (8683)

Shares Held Through Broker, Bank or Nominee:

1-800-579-1639

Toll-free 24 hours a day/7 days a week

Through 1:00 am Central Time, February 23, 2023

INSTRUCTIONS:

Read this Proxy Statement and accompanying materials.

Call the applicable toll-free number above.

Have your proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

Can I change or revoke my vote after I return a proxy card or voting instruction card?

If you are the stockholder of record, you may revoke your proxy or change your vote by:

●

Delivering to the Corporate Secretary of ThermoGenesis, prior to your shares being voted at the Special Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares (such written notice should be hand delivered to ThermoGenesis’ Corporate Secretary or should be sent so as to be delivered to ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, CA 95742, Attention: Corporate Secretary);

●	Attending the Special Meeting and voting in person; or

●	Making a timely and valid later Internet or telephone vote, as the case may be, if you have previously voted on the Internet or by telephone in connection with the Special Meeting.

If you are the beneficial owner of shares held in street name, you may change your vote by:

●	Submitting new voting instructions to your broker, bank or other nominee in a timely manner; or

●	Attending the Special Meeting and voting in person, if you have obtained a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.

Can I attend the Special Meeting?

All ThermoGenesis stockholders as of the record date, January 3, 2023, or their duly appointed proxies, may attend the Special Meeting. If you are the beneficial owner of ThermoGenesis shares held in street name, please bring proof of ownership such as a brokerage statement or letter from the broker, bank or other nominee that is the owner of record of the shares.

How many votes must be present or represented to conduct business at the Special Meeting?

The presence of one-third (33.3%) of the shares entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Presence is determined by the stockholder entitled to vote the shares being present at the Special Meeting or having properly submitted a proxy with respect to the shares. In compliance with Delaware General Corporate Law, abstentions and broker “non-votes” will be counted as present and entitled to vote at the Special Meeting and are thereby included for purposes of determining whether a quorum is present at the Special Meeting.

What is a “broker non-vote”?

A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

Brokers normally have discretion to vote on “routine matters,” but not on non-routine matters. The only routine matter being voted on at the Special Meeting is the adjournment of the Special Meeting, if necessary (Proposal 2).

What is the voting requirement to approve each of the proposals?

The affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on Proposal 1 is required to approve Proposal 1. Broker non-votes will have no effect on the voting results for Proposal 1, but abstentions will have the same effect as votes “Against” Proposal 1.

The affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on Proposal 2 is required to approve Proposal 2. Broker non-votes will have no effect on the voting results for Proposal 2, but abstentions will have the same effect as votes “Against” Proposal 2.

How are votes counted?

You may vote “FOR”, “AGAINST” or “ABSTAIN” on each proposal. An abstention will have the same effect as a vote “Against” Proposal 1 or Proposal 2 (as applicable). Broker non-votes will not be counted as shares entitled to vote and will have no effect on the result of the vote for Proposal 1 and Proposal 2.

Where can I find the voting results of the Special Meeting?

We intend to announce preliminary voting results at the Special Meeting. We will provide final results on a Form 8-K within four business days of the Special Meeting.

Who is soliciting this proxy and who pays for the proxy solicitation process?

The Board is soliciting proxies for use at the Company’s Special Meeting or any adjournment or postponement thereof. ThermoGenesis will bear the cost of soliciting proxies, including the cost of preparing, posting and mailing this proxy statement and accompanying materials. In addition to soliciting stockholders by mail and through its regular employees, ThermoGenesis will request brokers, banks and other nominees to solicit their customers who hold shares of ThermoGenesis Common Stock in street name. ThermoGenesis may reimburse such brokers, banks and nominees for their reasonable, out-of-pocket expenses. ThermoGenesis may also use the services of its officers, directors and employees to solicit proxies, personally or by telephone, mail, facsimile or email, without additional compensation other than reimbursement for reasonable, out-of-pocket expenses.

How do I get future proxy materials electronically?

We encourage you to register to receive all future stockholder communications electronically, instead of in print. This means that the annual report, proxy statement and other correspondence will be delivered to you via email. Electronic delivery of stockholder communications helps ThermoGenesis to conserve natural resources and to save money by reducing printing, postage and service provider costs.

Stockholders of Record: If you vote your shares using the Internet at www.envisionreports.com/THMO, please follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners: If you vote your shares using the Internet at www.proxyvote.com, please complete the consent form that appears on-screen at the end of the Internet voting procedure to register to receive stockholder communications electronically. Stockholders holding through a bank, broker or other nominee may also refer to information provided by the bank, broker or nominee for instructions regarding how to enroll in electronic delivery.

PROPOSAL 1
APPROVAL OF THE ISSUANCE OF UP TO 326,171 SHARES OF COMMON STOCK UPON THE EXERCISE OF WARRANTS

General Information

We are asking stockholders to approve the issuance of shares of our common stock upon the exercise of common warrants issued in our public offering that was completed on October 28, 2022, as contemplated by Nasdaq Listing Rule 5635, as described in more detail below.

On October 28, 2022, we closed an underwritten public offering (the “October 2022 Offering”) of an aggregate of 261,858 units (the “Units”) and 64,286 pre-funded units (the “Pre-Funded Units”). Each Unit consisted of one share of the Company's common stock, par value $0.001 per share ("Common Stock"), and one common warrant to purchase one share of Common Stock, and each Pre-Funded Unit consisted of one pre‑funded warrant to purchase one share of Common Stock and one common warrant to purchase one share of Common Stock. Each common warrant entitles its holder to purchase one share of Common Stock at an exercise price of $6.30 per share beginning on the effective date of Company stockholder approval of the issuance of the shares upon exercise of the warrants (the “Warrant Stockholder Approval”) and expiring on the fifth anniversary of the effective date of the Warrant Stockholder Approval.

Each pre-funded warrant sold in the October 2022 Offering has an initial exercise price per share equal to $0.045. The pre-funded warrants were immediately exercisable, and as of the date of this proxy statement, all of the pre-funded warrants have been exercised in full.

The net proceeds received by us from the October 2022 Offering were approximately $1.44 million after deducting estimated placement agent's fees and expenses and estimated offering expenses and excluding any proceeds that may be received upon exercise of the common warrants.

On December 21, 2022, the Company effected a common share consolidation (“Reverse Stock Split”) by means of a one-for-forty-five (1:45) reverse split of its outstanding common stock, which resulted in a decrease in outstanding common stock to approximately 1,022,174 shares immediately after the Reverse Stock Split.  The Reverse Stock Split became effective on December 22, 2022 and the Company’s common stock began trading on The Nasdaq Capital Market on a split-adjusted basis on December 22, 2022.  The Company has retroactively adjusted all share amounts and per share data in this proxy statement to give effect to the Reverse Stock Split.

Description of Common Warrants

Duration and Exercise Price

Each common warrant issued in the October 2022 Offering has an initial exercise price per whole share equal to $6.30 per share. The common warrants will expire on the fifth anniversary of the effective date of the Warrant Stockholder Approval. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price.

Exercisability

Under Nasdaq Stock Market Rule 5635(d) and under the terms of the common warrants, the common warrants are not exercisable without the Warrant Stockholder Approval. Under a Securities Purchase Agreement that we entered into with one investor in the October 2022 Offering, we agreed to hold an annual or special meeting of stockholders on or prior to the date that is 120 days following the closing of the October 2022 Offering for the purpose of obtaining the Warrant Stockholder Approval. If we do not obtain the Warrant Stockholder Approval at the Special Meeting, we are required to call a meeting every forty-five (45) days thereafter to seek the Warrant Stockholder Approval until the earlier of the date on which approval is obtained or the common warrants are no longer outstanding. Subject to our receipt of the Warrant Stockholder Approval, the common warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of our Common Stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of the common warrant to the extent that the holder would own more than 4.99% of the outstanding Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s common warrants up to 9.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the common warrants. Purchasers of the common warrants may also elect, prior to the issuance of common warrants in the October 2022 Offering, to have the initial exercise limitation set at 9.99% of our outstanding Common Stock.

Cashless Exercise

If, at the time a holder exercises its common warrants, a registration statement registering the issuance of the shares of Common Stock underlying the common warrants under the Securities Act is not then effective or available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of Common Stock determined according to a formula set forth in the common warrants.

Fractional Shares

No fractional shares of Common Stock will be issued upon the exercise of the common warrants. Rather, the number of shares of Common Stock to be issued will, at our election, either be rounded up to the nearest whole number or we will pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price.

Transferability

Subject to applicable laws, a common warrant may be transferred at the option of the holder upon surrender of the common warrant to us together with the appropriate instruments of transfer.

Exchange Listing

We do not intend to list the common warrants on any securities exchange or nationally recognized trading system.

Right as a Stockholder

Except as otherwise provided in the common warrants or by virtue of such holder’s ownership of shares of our Common Stock, the holders of the common warrants do not have the rights or privileges of holders of our Common Stock, including any voting rights, until they exercise their common warrants.

Fundamental Transactions

If we (i) effect any merger or consolidation with or into another person, (ii) effect any sale of all or substantially all of our assets in one or a series of related transactions, (iii) complete any tender offer or exchange offer pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (iv) effect any reclassification of our Common Stock or any compulsory share exchange pursuant to which our Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) other similar transactions, then the warrant will become the right thereafter to receive, upon exercise, the number of shares of Common Stock of the successor or acquiring corporation (or the Company, if it is the survivor) and any additional consideration receivable upon such a fundamental transaction by holders of shares of Common Stock immediately prior to such transaction.

Purpose of Proposal 1

Our common stock is listed on The Nasdaq Capital Stock Market (“Nasdaq”) and trades under the ticker symbol “THMO.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the issuer prior to the October 2022 Offering. In determining whether an offering qualifies as a public offering, Nasdaq considers all relevant factors, including the extent of any discount to market price. In determining the discount, Nasdaq generally attributes a value of $0.125 for each warrant offered with a share of common stock, which value is generally deemed to be a discount. In order to ensure that the October 2022 Offering qualified as a public offering under Rule 5635 due to the value attributable to the common warrants, the common warrants provide that they may not be exercised — and therefore have no value — until stockholder approval of their exercise is obtained.

Potential Consequences if Proposal 1 is Not Approved

The failure of our stockholders to approve Proposal 1 will mean that: (i) we cannot permit the exercise of the common warrants, and (ii) may incur additional costs and expenses.

●	Each common warrant has an initial exercise price of $6.30 per share, and we would realize an aggregate of approximately $2.05 million in gross proceeds if all the common warrants are exercised based on such value.

●	In connection with the October 2022 Offering and the issuance of common warrants, if the Warrant Stockholder Approval is not obtained at the Special Meeting, we agreed to seek stockholder approval every 45 days until our stockholders approve the issuance of the shares underlying the common warrants. We are required to seek such approval until such time as none of the common warrants are outstanding which could result in us seeking such approval every 45 days for five years.

Potential Adverse Effects of the Approval of Proposal 1

If this Proposal 1 is approved, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon exercise of the common warrants. Assuming the full exercise of the common warrants, an aggregate of 326,171 additional shares of Common Stock will be outstanding, and the percentage ownership interest of our existing stockholders would be correspondingly reduced. The number of shares of Common Stock described above does not give effect to (i) the issuance of shares of Common Stock pursuant to other outstanding options and warrants or (ii) any other future issuances of our Common Stock. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Interests of Certain Persons

None of our directors and executive officers have substantial interests, directly or indirectly, in the matters set forth in this Proposal 1 except to the extent of their ownership of shares of our Common Stock and Common Stock underlying other convertible securities.

Vote Required

Approval of the Warrant Exercise Proposal requires “FOR” votes from the holders of a majority of the shares represented at the Special Meeting. Abstentions will have the same effect as an “against” vote on this proposal. As noted above, we believe that this proposal will be considered “non-routine” and Broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF UP TO 326,171 SHARES OF COMMON STOCK UPON THE EXERCISE OF THE WARRANTS.

PROPOSAL 2

APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

General

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, or if there are insufficient votes to constitute a quorum, our proxy holders or the presiding officer of the Special Meeting may move to adjourn the Special Meeting at that time in order to enable the Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting to another time and place, if necessary or appropriate (as determined in good faith by the Board), to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1. If our stockholders approve this proposal, we could adjourn the Special Meeting and any adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal. Additionally, the presiding officer of the special meeting may adjourn the special meeting in his or her discretion under the terms of our by-laws.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

Approval of the Adjournment Proposal requires “FOR” votes from the holders of a majority of the shares represented at the Special Meeting. Abstentions will have the same effect as an “against” vote on this proposal. As noted above, we believe that this proposal will be considered a “routine” matter and, as a result, we do not expect there to be any broker non-votes on this proposal. If, however, your shares are represented at the Special Meeting and your broker fails to vote your shares on this proposal, it will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADJOURNMENT PROPOSAL (PROPOSAL 2).

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OF THERMOGENESIS HOLDINGS, INC.

The Company has only one class of stock outstanding, our Common Stock. The following table sets forth certain information, as of January 3, 2023, with respect to the beneficial ownership of the Company’s Common Stock for (i) each of our directors, (ii) each of our named executive officers, (iii) all of the Company’s directors and executive officers as a group, and (iv) each person known to us to beneficially own five percent (5%) or more of the outstanding shares of the Company’s Common Stock. As of January 3, 2023, there were 1,037,138 shares of Common Stock outstanding. Each share of the Company’s Common Stock is entitled to one vote.

On December 21, 2022, the Company effected a Reverse Stock Split by means of a one-for-forty-five (1:45) reverse split of its outstanding common stock, which resulted in a decrease in outstanding common stock to approximately 1,022,174 shares immediately after the Reverse Stock Split.  The Reverse Stock Split became effective on December 22, 2022 and the Company’s common stock began trading on The Nasdaq Capital Market on a split-adjusted basis on December 22, 2022.  The Company has retroactively adjusted all share amounts and per share data in this proxy statement to give effect to the Reverse Stock Split.

To the Company’s knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock indicated.

Name of Director, Director Nominee or Named Executive Officer	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Xiaochun (Chris) Xu, Ph.D., MBA	1,623,451	(2)	68%

Russell Medford, Ph.D.	375	(3)	*

Joseph (Jeff) Thomis, Ph.D.	375	(3)	*

Vivian Liu	--		*

Haihong Zhu	1,007	(3)	*

Jeffery Cauble, CPA	474	(4)	*

Officers & Directors as a Group (6 persons)	1,625,682		68%

Name and Address of 5% Beneficial Owners
Boyalife Group Inc.	1,620,887	(5)	68%

*	Less than 1%.

(1)    “Beneficial Ownership” is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Some of the information with respect to beneficial ownership has been furnished to us by each director or officer, as the case may be.

(2)   Dr. Xu’s beneficial ownership represents (i) 2,564 shares issuable upon the exercise of options; (ii) 1,347,973 shares issuable as of January 3, 2023 upon the conversion of the Second Amended and Restated Convertible Promissory Note payable by the Company to Boyalife Group Inc.; and (iii) 272,914 shares owned by Boyalife Group, Inc. Dr. Xu has sole voting and dispositive power over the shares held by Boyalife Group Inc.

(3)   Represents shares issuable upon the exercise of options that are vested as of January 3, 2023 or within 60 days thereafter.

(4)   Includes 20 common shares and 454 shares issuable upon the exercise of options that are vested as of January 3, 2023 or within 60 days thereafter.

(5)    Consists of 272,914 common shares owned by Boyalife Group Inc. and 1,347,973 common shares issuable upon the conversion of the Second Amended and Restated Convertible Promissory Note payable by the Company to Boyalife Group Inc. Dr. Xu has sole voting and dispositive power over the shares held by Boyalife Group Inc. The principal business address of Boyalife Group Inc. is 2453 S. Archer Ave., Suite B, Chicago, IL 60616.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT
THERMOGENESIS HOLDINGS, INC. ANNUAL MEETING

Our Bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board, (ii) otherwise brought before the annual meeting by or at the direction of the Board, or (iii) otherwise properly brought before the annual meeting by a stockholder.

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, which is not the subject of a proposal timely submitted for inclusion in our proxy statement as described in the following paragraph below, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days’ prior notice of the date of the meeting is given to stockholders, then the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. Such notice must include those items specified in our Bylaws and must be received at our principal executive offices by the foregoing date to be considered timely for the 2023 Annual Meeting.

Stockholder proposals intended for inclusion in our 2023 annual meeting proxy statement pursuant to Rule 14a-8 must be received by us no later than July 4, 2023; provided that if the date of the 2023 annual meeting is moved more than 30 days before or after December 15, 2023 (which is the anniversary of this year’s annual meeting), we must receive notice of the stockholder proposal within a reasonable time before we begin to print and mail our proxy materials. Any such proposal must comply with Rule 14a-8 of the Exchange Act.

Notices of intention to present proposals at an annual meeting should be addressed to the Corporate Secretary, ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

Additional Copies of Reports

The Company is required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by accessing the SEC’s website at www.sec.gov.

Communications with the Board

Stockholders may send communications to the Board (or, at the stockholder’s option, to a specific director) by writing to the Corporate Secretary, c/o ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742. The Corporate Secretary will ensure that the communication is delivered to the Board or the specified director, as applicable.

Multiple Stockholders Sharing the Same Address (Householding)

Pursuant to the rules of the SEC, services that deliver the Company’s communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of the Company’s annual report to stockholders and proxy statement, unless the Company has received contrary instructions from one or more of the stockholders. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to stockholders and/or the proxy statement to any stockholder at a shared address to which a single copy of such document(s) was delivered. For future deliveries of any annual report to stockholders and/or proxy statement, stockholders may also request that we deliver multiple copies to a shared address to which a single copy of such document(s) was delivered. Stockholders sharing an address who are currently receiving multiple copies of the annual report to stockholders and/or the proxy statement may also request delivery of a single copy. Stockholders may notify the Company of their requests by writing to the Corporate Secretary, c/o ThermoGenesis Holdings, Inc., 2711 Citrus Road, Rancho Cordova, California 95742 or calling ThermoGenesis Holdings, Inc. at (916) 858-5100.

OTHER BUSINESS AT THE THERMOGENESIS HOLDINGS, INC. SPECIAL MEETING

We do not know of any business to be presented for action at the Special Meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the Special Meeting, including adjournment, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

ALL STOCKHOLDERS ARE URGED TO EXECUTE THE PROXY AND TO RETURN IT PROMPTLY. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors,

/s/ Mr. Jeffery Cauble
Corporate Secretary

January 13, 2023
Rancho Cordova, California

ThermoGenesis VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by February 23, 2023 at 1:00 A.M., central time.

Online
Go to **www.envisionreports.com/THMO** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/THMO

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A Proposals — The Board of Directors recommend a vote FOR Proposals 1 and 2.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X +

03QLMB

Special Meeting of ThermoGenesis Holdings, Inc. Stockholders

February 23, 2023, 9:00 AM PT
ThermoGenesis Holdings, Inc. Corporate Office
2711 Citrus Rd., Rancho Cordova, CA 95742

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders.
The material is available at: www.envisionreports.com/THMO

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/THMO

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ThermoGenesis Holdings, Inc.

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Notice of Special Meeting of Stockholders

Proxy Solicited by Board of Directors for Special Meeting — February 23, 2023

Xiaochun (Chris) Xu or Jeffery Cauble, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of ThermoGenesis Holdings, Inc. to be held on February 23, 2023 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1 and 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.	**Comments** – Please print your comments below.

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